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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934





       Date of Report (Date of earliest event reported): January 30, 1997


                        VIDEO LOTTERY TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



         Delaware                   0-19322                 81-0470853
         (State or other            (Commission             (I.R.S. Employer
         jurisdiction               File Number             Identification No.)
         of incorporation)



                     2311 So. 7th Avenue, Bozeman, MT 59715
              (Address of principal executive offices and zip code)


                                 (406) 585-6600
              (Registrant's telephone number, including area code)
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ITEM 5.           OTHER EVENTS

Electronic Data Systems Corporation ("EDS") and Video Lottery Technologies, Inc. (the "Company") have settled certain disputes between EDS and the Company relating to a certain Master Services Agreement, dated as of January 20, 1994 (the "Master Services Agreement"), by and between the Company and EDS, whereby EDS agreed to provide certain information technology services to the Company and certain of its affiliated companies. As a result of the disputes between EDS and the Company, EDS terminated the Master Services Agreement on June 28, 1996. On July 3, 1996, EDS filed suit seeking declaratory and other relief from the Company and Automated Wagering International, Inc., an affiliate of the Company ("AWI") in the 366th Judicial District Court of Collin County, Texas (the "Lawsuit").

Pursuant to the terms of that certain Master Settlement Agreement, dated as of January 30, 1997 (the "Settlement Agreement"), among EDS, EDS VLT Holdings, Inc. ("Holdings"), the Company, AWI, Video Lottery Consultants, Inc. ("VLC") and United Wagering Systems, Inc. ("UWS"), (i) each party to the Settlement Agreement has executed a mutual general release of all prior claims including without limitation all amounts allegedly owed by the Company to EDS and have agreed to seek dismissal of the Lawsuit, (ii) the Company and AWI have issued a secured promissory note to EDS in the aggregate principal amount of $27,000,000,
(iii) EDS has transferred certain equipment to the Company, (iv) Holdings has transferred to the Company 545,454 shares of the Company's Common Stock and 1,912,728 shares of Series A Junior Preferred Stock of the Company, which are convertible into shares of the Company's Common Stock on a 1:1 basis and (v) EDS has provided $1,000,000 of bonding collateral support to the Company and AWI in respect of AWI's performance bond program. A copy of the Master Settlement Agreement is attached as Exhibit 99.1 hereto.

On February 4, 1997, the Company announced that it has come to agreement with EDS resolving all outstanding disputes between VLT and EDS. The Company's press release is attached as Exhibit 99.2 hereto.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

                  Exhibit 99.l Master Settlement Agreement among EDS, EDS VLT Holdings, the Company, AWI, VLC and UWS dated January 30, 1997.

                  Exhibit 99.2      The Company's Press Release dated February
                                    4, 1997.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                VIDEO LOTTERY TECHNOLOGIES, INC.



Date:  February 6, 1997          /s/ Janet M. Bjork
                                ------------------------------------------------
                                Janet M. Bjork
                                Assistant Secretary
                                (authorized to sign on behalf of Registrant)
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                                  EXHIBIT INDEX


Exhibit                                                                       Page
Number            Description                                                Number
-------           -----------                                                ------
99.1              Master Settlement Agreement dated January 30, 1997             5

99.2              Press Release dated February 4, 1997                         113